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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement No. 333-42785.

ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 27, 1998